SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: October 23, 2003

i-STAT Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19841	22-2542664
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant’s telephone number, including area code)

Item 7.   Financial Statements and Exhibits

(c) Exhibits

        This exhibit is furnished pursuant to Item 12 and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit List

99.1                       Q3 2003 earnings press release dated October 23, 2003

Item 12.   Results of Operations and Financial Condition

        On October 23, 2003, the Company issued a press release disclosing its financial results for the three months and nine months ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and is incorporated by reference into this report.

SIGNATURE
_________________

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

i-STAT CORPORATION

By:

/s/ Lorin J. Randall
_________________

Lorin J. Randall
Senior Vice President
of Finance, Treasurer and
Chief Financial Officer

Date: October 23, 2003